UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 20, 2003

(Date of earliest event reported)

Saba Software, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-30221	94-3267638
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 Bridge Parkway, Redwood Shores, California	94065-1166
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 696-3840

Item 7.    Financial Statement and Exhibits

(c)	Exhibits.

99.1	Press Release of Saba Software, Inc., dated June 19, 2003.

Item 9.	Regulation FD Disclosure. (The following information is furnished under “Item 12. Results of Operations and Financial Condition.”)

In accordance with SEC Release No. 33-8216, the following information, required to be furnished under “Item 12. Results of Operations and Financial Condition,” is furnished under “Item 9. Regulation FD Disclosure.”

On June 19, 2003, Saba Software, Inc. (the “Company”) issued a press release announcing the Company’s preliminary financial results for its fiscal fourth quarter and fiscal year ended May 31, 2003. A copy of the Company’s press release is attached hereto as Exhibit 99.1. The Company believes that the presentation of non-GAAP pro forma information included in the press release may be of use to investors because the Company has historically provided such information and understands that some investors consider it useful in evaluating the Company’s on-going operations. The Company uses pro forma information, along with GAAP information, in evaluating the Company’s on-going operations. The non-GAAP pro forma information should be read in conjunction with the GAAP information. A reconciliation of the non-GAAP pro forma information to the GAAP information is included in the press release.

This Form 8-K, the information contained herein, and the attached exhibit are furnished under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission. The information contained herein and in the accompanying exhibit shall not be incorporated by reference to any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 20, 2003

By:	/s/ RONALD W. KISLING
Ronald Kisling Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Document
99.1	Press Release of Saba Software, Inc., dated June 19, 2003.